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                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549



                                 FORM 8-K



                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934




 Date of Report                   (Date of earliest event reported)
December 13, 2000                        (December 13, 2000)




                              UTILICORP UNITED INC.
                              ---------------------
               (Exact name of registrant as specified in charter)



      Delaware                     1-3562                      44-0541877
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(State or other                   (Commission               (IRS Employer
jurisdiction of                   File Number)              Identification
incorporation)                                              No.)



20 West 9th , Kansas City, Missouri                            64105
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number including area code             (816) 421-6600

(Former name of former address, if changed since last report) Not Applicable


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ITEM 5. OTHER EVENTS.

     On December 13, 2000, UtiliCorp reported plans for an initial public offering of its Aquila subsidiary and the filing of a registration statement with the Securities and Exchange Commission.

     Additional information concerning the initial public offering of Aquila is contained in the press release, a copy of which is filed as an exhibit to this form.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Exhibit--99, Press release dated December 13, 2000.


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                                     SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UtiliCorp United Inc.



By: /s/ Peter S. Lowe
Peter S. Lowe
Senior Vice President and Chief Financial Officer

Date: December 13, 2000